Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steven Foster, the Chief Executive Officer and President of Tenon Medical, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2024	By:	/s/ Steven Foster
	Name:	Steven Foster
	Title:	Chief Executive Officer and President
(Principal Executive Officer)